EXHIBIT 99.3

Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company

	Statement Number:	62	Page 1 of 3
Chapter 11	For the Period FROM:	12/1/2006
Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	12/31/2006
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

				City National
CASH ACTIVITY ANALYSIS (Cash Basis Only)		Collateral Account	Concentration Account	Collection Account

Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$9,709,218.90	$8,214,281.69	$707,241.91

B. Less: Total Disbursements per all Prior Statements		$8,500,014.84	$8,181,045.20	$21,040.52

C. Beginning Balance		$1,477,537.27	$99,192.70	$686,201.39

D. Receipts during Current Period
Description
12/1/2006	E! Entertainment	$6,000.00
12/5/2006	High Fliers	$181.26
12/6/2006	Wire Transfer		$25,000.00
12/15/2006	Daro Films	$19,467.33
12/20/2006	Wire Transfer		$80,000.00
12/31/2006	Interest	$6,238.75

TOTAL RECEIPTS THIS PERIOD		$31,887.34	$105,000.00	$—	—

E. Balance Available (C plus D)		$1,509,424.61	$204,192.70	$686,201.39	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 62	Page 2 of 3

F. Less: Disbursements during Current Period:
Date	Check No.	Payee/Purpose
12/1/2006		ADP Fees		$296.93
12/1/2006	38660	Arrowhead		43.43
12/1/2006	38661	AT&T		72.16
12/1/2006	38662	AT&T		304.53
12/5/2006		ADP Taxes		$4097.47
12/5/2006	8357	Payroll		$1319.76
12/5/2006	8358	Payroll		5432.02
12/5/2006	8359	Payroll		1544.03
12/5/2006	8360	Payroll		2771.79
12/6/2006		Wire Transfer	$25,000.00
12/13/2006	38663	Accurate Express		20.70
12/13/2006	38664	Federal Express		45.74
12/13/2006	38665	KEVIN MARINO		90.33
12/13/2006	38666	New Wave Entertainment		100.00
12/13/2006	38667	Recall		1257.96
12/15/2006		ADP Fees		132.69
12/15/2006		Service Charge		100.22
12/19/2006		ADP TAXES		4285.97
12/19/2006	8361	Payroll		1319.74
12/19/2006	8362	Payroll		5719.13
12/19/2006	8363	Payroll		1544.01
12/19/2006	8364	Payroll		2771.77
12/20/2006		Wire Transfer	$80,000.00
12/22/2006	38668	Accurate Express		11.50
12/22/2006	38669	KEREN AMINIA		1430.31
12/22/2006	38670	Blue Shield of California		387.00
12/22/2006	38671	ITE Solutions		460.00
12/22/2006	38672	New Beginnings Enterprises		4174.95
12/22/2006	38673	USI of Southern California		2637.00
12/22/2006	38674	Stutman Treister & Glatt		25211.12
12/22/2006	38675	Brandon & Morner-Ritt		14306.00
12/22/2006	38676	Arrowhead		26.21
12/22/2006	38677	Federal Express		36.80
12/28/2006		ADP Taxes		$3,257.92
12/29/2006		ADP Fees		$404.02
12/29/2006	8365	Payroll		$1,319.76
12/29/2006	8366	Payroll		$4,340.49
12/29/2006	8367	Payroll		$1,544.03
12/29/2006	8368	Payroll		$2,833.79
12/31/2006		Control Agreement Fee			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$105,000.00	$95,651.28	$50.00	—

G. Ending Balance (E less F)			$1,404,424.61	$108,541.42	$686,151.39	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 62	Page 3 of 3

H.	(1)	Collateral Account:
		a)	Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
		b)	Account Number:	323221556
	(2)	Concentration Account:
		a)	Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
		b)	Account Number:	1891935460

I:	Other monies on hand:

The Kushner Locke Company PWI account			$731.10
Bank of Scotland — Pinocchio		936582	£461,410.23	Pound Sterling	Time Deposit
Bank of Scotland — Basil		936582	£228,591.85	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio		10747301	$—	Pound Sterling
Edge Entertainment		1891152710	$172.89

I:	Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture		178-71491-7	$95,381.96
BLT Venture		16-524173-1101	$330.45
KL MDP Sensation		60-066-930	$—
KL\7 Venture		1890-69-6360	$31,549.36
Denial Venture		1890-69-6501	$162,543.76
Cracker LLC		1891-04-1665	$732.79
Swing		323-518095	$13,331.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice Neuhauser
Debtor in Possession